Exhibit 10.18.3



                           THIRD AMENDMENT AND CONSENT


         THIRD AMENDMENT AND CONSENT (the "Third Amendment"), dated as of December 20, 2002, among FELCOR LODGING TRUST INCORPORATED (f/k/a FelCor Suite Hotels, Inc.), a Maryland corporation ("FelCor"), FELCOR LODGING LIMITED PARTNERSHIP (f/k/a FelCor Suites Limited Partnership), a Delaware limited partnership ("FelCor LP" and collectively with FelCor, the "US Borrower"), FELCOR CANADA CO., a Nova Scotia unlimited liability company (the "Canadian Borrower" and collectively with the US Borrower, the "Borrower"), the Lenders from time to time party thereto, DEUTSCHE Bank Trust Company AMERICAS (f/k/a Bankers Trust Company), as Syndication Agent (the "Syndication Agent") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank) ("JPMCB") and J.P. MORGAN Bank Canada (f/k/a The Chase Manhattan Bank of Canada) ("JPM Canada") as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -


         WHEREAS, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are party to the Seventh Amended and Restated Credit Agreement, dated as of July 26, 2001 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions the Credit Agreement as provided herein;



         NOW, THEREFORE, it is agreed;

I.       Consent

         1. The US Borrower hereby agrees that for the purposes of Sections 2.6(e), 2.6(f), 2.6(g), 7.4(b), 7.5(d) and 7.17 of the Credit Agreement, for the period from the Third Amendment Effective Date until the delivery of the Compliance Certificate pursuant to Section 6.11(d) of the Credit Agreement for the Fiscal Quarter ending March 31, 2003, the US Borrower's Total Indebtedness for borrowed money shall be deemed to be greater than 65% of Total Value.

II.      Amendments

         1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Margin" and "Status" and inserting the following new definitions in lieu thereof:

                  "Applicable Margin" means, with respect to each Revolving Credit Loan, the applicable percentage per annum set forth below based upon (i) with respect to Level I through IV Status, the Status then in effect and (ii) with respect to Level V through XIII Status, the Status in effect on the most recent Applicable Margin Reset Date, it being understood that the Applicable Margin for (i) Base Rate Loans, Swing Advances and Canadian Prime Rate Loans shall be the percentage set forth under the column "Base Rate/Canadian Prime Rate Loans", (ii) Eurodollar Rate Loans shall be the percentage set forth under the column "Eurodollar Rate Loans", and (iii) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                                    Base Rate/Canadian
                                        Prime Rate                 Eurodollar Rate                Commitment
                                          Loans                        Loans                         Fee
                                          -----                        -----                         ---

Level I Status                            0.0%                         .875%                         0.125%
Level II Status                           0.0%                        1.000%                         0.150%
Level III Status                          0.0%                        1.125%                         0.150%
Level IV Status                           0.0%                        1.250%                         0.200%
Level V Status                            0.0%                        1.375%                         0.200%
Level VI Status                           0.250%                      1.750%                         0.250%
Level VII Status                          0.375%                      1.875%                         0.250%
Level VIII Status                         0.500%                      2.000%                         0.300%
Level IX Status                           0.625%                      2.125%                         0.375%
Level X Status                            1.000%                      2.500%                         0.500%
Level XI Status                           1.375%                      2.875%                         0.500%
Level XII Status                          1.750%                      3.250%                         0.500%
Level XIII Status                         2.375%                      3.875%                         0.500%


                  "Status" means the existence of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status, Level VII Status, Level VIII Status, Level IX Status, Level X Status, Level XI Status, Level XII Status or Level XIII Status, as the case may be.

                  As used in this definition:

                  "Level I Status" exists on any date if, on such date, either US Borrower has a long-term senior unsecured actual debt rating of A-or better by S&P and A3 or better by Moody's Investor Service, Inc. ("Moody's");

                  "Level II Status" exists on any date if, on such date, either US Borrower has a long-term senior unsecured actual debt rating of BBB+ by S&P and Baa1 by Moody's;

                  "Level III Status" exists on any date if, on such date, either US Borrower has a long-term senior unsecured actual debt rating of BBB by S&P and Baa2 by Moody's;

                  "Level IV Status" exists on any date if, on such date, either US Borrower has a long-term senior unsecured debt rating of BBB- by S&P and Baa3 by Moody's;

                  "Level V Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is less than 25%;

                  "Level VI Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 25% but less than 35%;

                  "Level VII Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 35% but less than 40%;

                  "Level VIII Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 40% but less than 45%;

                  "Level IX Status" exists on any date if, on such date (y) none of the Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 45% but less than 50%;

                  "Level X Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 50% but less than 55%;

                  "Level XI Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 55% but less than 60%.

                  "Level XII Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 60% but less than 65%.

                  "Level XIII Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 65%.

                  If S&P and/or Moody's shall cease to issue ratings of debt securities of real estate investment trusts generally, then the Administrative Agent and the US Borrower shall negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of each substitute rating agency with that of the rating agency for which it is substituting) and (a) until such substitute rating agency or agencies are agreed upon, Status shall be determined on the basis of the rating assigned by the other rating agency (or, if both S&P and Moody's shall have so ceased to issue such ratings, on the basis of the Status in effect immediately prior thereto) and (b) after such substitute rating agency or agencies are agreed upon, Status shall be determined on the basis of the rating assigned by the other rating agency and such substitute rating agency or the two substitute rating agencies, as the case may be. If the long term senior unsecured actual debt ratings of either US Borrower by S&P and Moody's are not equivalent, the higher rating will apply for the purposes of determining Status. If the long term senior unsecured actual debt ratings of either US Borrower by S&P and Moody's are two or more Levels apart, the rating one Level below the higher rating will apply for the purposes of determining Status."

         2. The definition of "Specified Investment Amount" appearing in Section
1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Specified Investment Amount" shall mean (A) the sum of (i) $20,000,000, (ii) the aggregate amount of net cash proceeds received from any Asset Sale consummated during the period from the First Amendment Effective Date to September 30, 2004, less the aggregate amount of Net Cash Proceeds received from any such Asset Sale consummated during such period that (x) have been added to the Specified Acquisition Amount by the US Borrower pursuant to Section 6.12(l) and (y) are required to be applied to repay outstanding
         Revolving Credit Loans pursuant to Section 2.6(e) and (iii) the aggregate amount of the Net Cash Proceeds received from the sale or issuance of equity by FelCor LP during the period from the First Amendment Effective Date to September 30, 2004, less the aggregate amount of net cash proceeds received from such sale or issuance of equity during such period that (x) have been added by the US Borrower pursuant to Section 6.12(m) to the Specified Acquisition Amount and (y) are required to be applied to repay outstanding Revolving Credit Loans pursuant to Section 2.6(f), less (B) the aggregate amount of any investment in any Joint Enterprise during the period from First Amendment Effective Date through September 30, 2004.

         3. The definition of "Total Value" appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the word "plus" immediately following the semicolon at the end of clause (E) of said definition and (ii) inserting the following new clause (F) immediately following clause (E) thereof:

                  "(F) the US Borrower's Pro Rata Share of (i) the cost of the Margate Tower located in Myrtle Beach, South Carolina and (ii) any other new development, in each case, to the extent not otherwise included in (A) through (E) above;".

         4. Section 1.1 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                  "Available Free Cash Flow" shall mean the Free Cash Flow for any Fiscal Quarter, less amounts of Free Cash Flow permitted to be used to make Restricted Payments pursuant to Section 7.4 and Discretionary Capital Expenditures pursuant to Section 7.17 during such Fiscal Quarter.

                  "Net Cash Proceeds" shall mean (a) with respect to any Asset Sale, the proceeds in cash and Cash Equivalents (including cash or Cash Equivalents paid in respect of notes or other debt securities constituting proceeds but only when and as paid and excluding therefrom any interest component thereof) resulting therefrom net of (i) expenses (including legal, investment banking and accounting fees) incurred in connection therewith (including payment of principal of, and premium and interest on, Indebtedness (other than the Loans) which is repaid under the terms thereof as a result of such Asset Sale) and (ii) taxes, levies, imposts, duties, fees, assessments or other similar charges paid solely as a result of such Asset Sale; and (b) in connection with any issuance or sale of equity of the US Borrower or its Subsidiaries, the cash proceeds received from such issuance, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other reasonable fees and expenses associated therewith.

                  "Specified Acquisition Amount" shall mean (A) the sum of (i) $50,000,000, (ii) the aggregate amount of net cash proceeds received from any Asset Sale consummated during the period from the First Amendment Effective Date to September 30, 2004, less the aggregate amount of net cash proceeds received from any such Asset Sale consummated during such period that (x) have been added to the Specified Investment Amount by the US Borrower pursuant to Section 6.12(l) and (y) are required to be applied to repay outstanding
         Revolving Credit Loans pursuant to Section 2.6(e) and (iii) the aggregate amount of the net cash proceeds received from the sale or issuance of equity by FelCor LP during the period from the First Amendment Effective Date to September 30, 2004, less the aggregate amount of net cash proceeds received from such sale or issuance of equity during such period that (x) have been added by the US Borrower pursuant to Section 6.12(m) to the Specified Investment Amount and (y) are required to be applied to repay outstanding Revolving Credit Loans pursuant to Section 2.6(f) less (B) the aggregate amount of any acquisition of existing Hotel properties during the period from First Amendment Effective Date through September 30, 2004.

                  "Third Amendment" shall mean the Third Amendment, dated as of December 20, 2002, among the Borrowers, the Lenders party thereto, the Syndication Agent and the Administrative Agent.

                  "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment.

         5. Section 2.22 of the Credit Agreement is hereby amended by (i) redesignating clause "(iii)" in clause (b) thereof as clause "(iv)" and (ii) inserting the new clause (iii) immediately following clause (b)(ii) appearing therein "the US Borrower's Total Indebtedness for borrowed money was equal to or less than 55% of Total Value at all times on, and after, September 30, 2005 through, and including, the Extension Effective Date".

         6. Section 2.6 of the Credit Agreement is hereby amended by inserting the following new clauses (e), (f) and (g) immediately following clause (d) thereof:

                  "(e) In addition to any other mandatory prepayments required pursuant to this Section 2.6, if on any date the US Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale and (i) the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 65% of Total Value (before to giving effect to the application of the proceeds thereof) and (ii) the aggregate principal amount of Revolving Credit Loans outstanding at the time of the application of the proceeds thereof is greater than $50,000,000, then, unless the proceeds from such Asset Sale are required to be reinvested in accordance with any Management Agreement governing the sale of such asset, a prepayment of an amount equal to lesser of (x) 100% of such Net Cash Proceeds (or the portion thereof not required to be reinvested pursuant to such Management Agreement) and (y) the amount necessary to reduce the aggregate outstanding principal amount of Revolving Credit Loans to an amount that is equal to $50,000,000 shall be applied within five Business Days following such date.

                  (f) In addition to any other mandatory prepayments required pursuant to this Section 2.6, if on any date the US Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from the sale or issuance of equity by the US Borrower or its Subsidiaries and, if at the time of such issuance (i) the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 65% of Total Value (before to giving effect to the application of the proceeds thereof) and (ii) the aggregate principal amount of Revolving Credit Loans outstanding at the time of the application of the proceeds thereof is greater than $50,000,000, then, a prepayment of an amount equal to the lesser of (x) 100% of such Net Cash Proceeds and (y) the amount necessary to reduce the aggregate outstanding principal amount of Revolving Credit Loans to an amount that is equal to $50,000,000 shall be applied within five Business Days following such date.

                  (g) In addition to any other mandatory prepayments required pursuant to this Section 2.6, 45 days after the last day of each Fiscal Quarter of the US Borrower, beginning with the Fiscal Quarter ending December 31, 2002, if the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 65% of Total Value as of the last day of such Fiscal Quarter, then a prepayment in an amount equal to the lesser of (x) 100% of Available Free Cash Flow for such Fiscal Quarter and (y) the amount necessary to reduce the aggregate outstanding principal amount of Revolving Credit Loans to an amount that is equal to $50,000,000, shall be applied."

         7. Section 5.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.1. Unsecured Interest Expense Coverage. The US Borrower shall maintain at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on June 30, 2000, a ratio of (a) Unencumbered NOI to (b) Unsecured Interest Expense, in each case determined on the basis of the four (4) Fiscal Quarters ending on the date of determination, of not less than 1.90:1.0, provided that, the minimum ratio set forth above shall be (i) 1.45:1.0 for the Fiscal Quarters ending December 31, 2002 through March 31, 2004, (ii) 1.50:1.0 for the Fiscal Quarter ending June 30, 2004 and (iii) 1.60:1.0 for the Fiscal Quarter ending on September 30, 2004."

         8. Section 5.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.2. Fixed Charge Coverage Ratio. The US Borrower shall maintain at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on June 30, 2000, a ratio of (a) Adjusted EDITDA to (b) Fixed Charges, in each case determined on the basis of the four (4) Fiscal Quarters ending on the date of determination, of not less than 1.50:1.0, provided that, the minimum ratio set forth above shall be (i) 1.10:1.0 for the Fiscal Quarters ending December 31, 2002 through March 31, 2004, (ii) 1.15:1.0 for the Fiscal Quarter ending June 30, 2004 and
         (iii) 1.20:1.0 for the Fiscal Quarter ending September 30, 2004."

         9. Section 5.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.4. Limitations on Total Indebtedness. The US Borrower shall not, during each Fiscal Quarter on a consolidated basis, permit the Total Indebtedness (including, without limitation, the Obligations and all Capitalized Lease Obligations) of the US Borrower for borrowed money to exceed (i) 70% of Total Value from and including December 31, 2002 through March 31, 2004, (ii) 67.5% of Total Value from and including April 1, 2004 through September 30, 2004, (iii) 55% of Total Value from and including October 1, 2005 through September 30, 2006 and
         (iii) 60% of Total Value at all other times."

         10. Section 5.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.5. Limitations on Total Secured Indebtedness. The US Borrower shall not, during each Fiscal Quarter on a consolidated basis, permit the Total Secured Indebtedness (including, without limitation, secured Obligations and Capitalized Lease Obligations) of the US Borrower, to exceed 30% of Total Value, provided that, Total Secured Indebtedness shall not exceed (i) 32% of Total Value from December 31, 2002 through March 31, 2004 and (B) 31% of Total Value from April 1, 2004 through September 30, 2004."

         11. Section 6.12 of the Credit  Agreement is hereby amended by deleting
(l) and (m) and inserting the following new clauses (l) and (m) in lieu thereof:

                  "(l) promptly, and in any event within ten days, after the designation by the US Borrower (which such designation shall be in the US Borrower's sole discretion), written notice to the Administrative Agent of the designation of the amount of Net Cash Proceeds received from any Asset Sales during the period from the First Amendment Effective Date to September 30, 2004, as a Specified Acquisition Amount or a Specified Investment Amount; and

                  (m) promptly, and in any event within ten days, after the designation by the US Borrower (which such designation shall be in the US Borrower's sole discretion), written notice to the Administrative Agent of the designation of the amount of Net Cash Proceeds received from any equity issuances during the period from the First Amendment Effective Date to September 30, 2004, as a Specified Acquisition Amount or a Specified Investment Amount."

         12. Section 7.4(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(b) Notwithstanding anything to the contrary contained in clause (a) of this Section 7.4, other than Restricted Payments made in accordance with clauses (a)(i) and (a)(ii) of this Section 7.4, the US Borrower shall not make Restricted Payments under such clause (a) during any Fiscal Quarter ending from and including December 31, 2002 through September 30, 2004, at any time that the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 55% of Total Value, except that (x) to the extent that the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 55% of Total Value but is less than 65% of Total Value, at the time of and after giving effect to such Restricted Payments, when added to the Restricted Payments made during the immediately preceding three consecutive Fiscal Quarters, in an amount equal to the lesser of (I) 85% of the consolidated Adjusted Funds From Operations and (II) 85% of the Free Cash Flow of the US Borrower, in each case for the immediately preceding four consecutive Fiscal Quarters and (y) to the extent that the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 65% of Total Value at the time of and after giving effect to any such Restricted Payment, when added to the Restricted Payments made during the immediately preceding three consecutive Fiscal Quarters, in an amount equal to the lesser of (I) 85% of the consolidated Adjusted Funds From Operations and (II) 75% of the Free Cash Flow of the US Borrower, in each case for the immediately preceding four consecutive Fiscal Quarters; provided that notwithstanding anything to the contrary in this Section 7.4(b), if the outstanding principal amount of Revolving Credit Loans is equal to or less than $50,000,000 as of the end of any Fiscal Quarter, the US Borrower shall be permitted to make Restricted Payments, when added to the Restricted Payments made during the immediately preceding three consecutive Fiscal Quarters, in an amount equal to 100% of Free Cash Flow for the immediately preceding four consecutive Fiscal Quarters; provided, further, that notwithstanding the foregoing limitation on Restricted Payments, the US Borrower shall be permitted to declare or authorize the payment of (I) current dividends on its preferred stock during any Fiscal Quarter in an aggregate amount not to exceed 100% of the Free Cash Flow of the US Borrower for such Fiscal Quarter (less the amount of any Restricted Payments made during such Fiscal Quarter pursuant to the immediately preceding proviso) and (II) current dividends on its common stock and units during the Fiscal Quarters ending December 31, 2002, March 31, 2003 and June 30, 2003, in an amount equal to $0.15 multiplied by the number of shares and units of the US Borrower's common stock and/or units outstanding as of the record date declared by the US Borrower's Board of Directors for such fiscal quarter."

         13. Section 7.5(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(d) Notwithstanding anything to the contrary contained in this Agreement, for the period from the Third Amendment Effective Date through September 30, 2004, the US Borrower may acquire existing Hotel properties, so long as (I) the Total Indebtedness for borrowed money of the US Borrower does not exceed 60% of Total Value both before and after giving effect to such acquisition and (II) at least 10 Business Days prior to the consummation of any such acquisition the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower's chief financial officer or treasurer certifying (and showing calculations in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7, as amended hereby, for the most recently ended four (4) Fiscal Quarters prior to the date of such acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such acquisition had been consummated on the first day of such four (4) Fiscal Quarter period (and assuming that any Indebtedness incurred, issued, assumed or repaid in connection therewith had been incurred, issued, assumed or repaid on the first day of such four (4) Fiscal Quarter period); provided that to the extent that the US Borrower's Total Indebtedness for borrowed money exceeds 60% of Total Value but is less than or equal to 65% of Total Value before such acquisition, the US Borrower may acquire existing Hotel properties at such time, so long as (I) the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value after giving effect to such acquisition is equal to or less than the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value immediately prior to such acquisition, (II) at least 10 Business Days prior to the consummation of any such acquisition, the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower's chief financial officer or treasurer certifying (and showing calculations in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7, as amended hereby, for the most recently ended (4) Fiscal Quarters prior to the date of such acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such acquisition had been consummated on the first day of such (4) Fiscal Quarter period (and assuming that any Indebtedness incurred, issued, assumed or repaid in connection therewith had been incurred, issued, assumed or repaid on the first day of such four (4) Fiscal Quarter period); provided further, that to the extent that the US Borrower's Total Indebtedness for borrowed money exceeds 65% of Total Value either at the time of or after giving effect to such acquisition, the US Borrower may only acquire existing Hotel properties (I) in an aggregate amount not to exceed the Specified Acquisition Amount at the time of such acquisition and (II) if the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value after giving effect to such acquisition is equal to or less than the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value immediately prior to such acquisition."

         14. Section 7.6(c) of the Credit Agreement is hereby amended by (i) deleting the date "December 31, 2002" and inserting the text "December 31, 2004, at any time the US Borrower's Total Indebtedness for borrower money is greater than 60% of Total Value" in lieu thereof and (ii) deleting the text "$10,000,000 in a Holiday Inn prototype to be located in Denver, Colorado" appearing in said Section and inserting the text "$65,000,000 in up to three Holiday Inn or Embassy Suites prototypes (or any combination thereof) owned by the Borrower or its Subsidiaries" in lieu thereof.

         15. Section 7.13(a) of the Credit Agreement is hereby amended by inserting the text ", it being understood and agreed, for the purposes of this
Section 7.13, that in the case of a sale by the US Borrower or any of its Subsidiaries of less than 100% of its interest in an existing Hotel property, the interest retained in such existing Hotel property by the US Borrower or such Subsidiary shall not be considered an investment in a Joint Enterprise" immediately preceding the period at the end of said Section.

         16. Section 7.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "7.17. Limitation on Capital Expenditures. At any time, if the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 55% of Total Value, the US Borrower shall not, and shall not permit any of its Subsidiaries or Eligible Joint Ventures to, incur any Discretionary Capital Expenditures, except that during any consecutive four (4) Fiscal Quarter period, beginning with the four (4) consecutive Fiscal Quarters ending June 30, 2002, the US Borrower and its Subsidiaries and Eligible Joint Ventures may make Discretionary Capital Expenditures during such consecutive four (4) Fiscal Quarter period for the expansion or renovation of Hotels in a aggregate amount not to exceed (x) 4.5% of Consolidated Total Revenue during such four (4) consecutive Fiscal Quarter period if the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 55% of Total Value but is less than 65% of Total Value on the date of such proposed Discretionary Capital Expenditure and (y) 2% of Consolidated Total Revenue during such four (4) consecutive Fiscal Quarter period if the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 65% of Total Value on the date such of such proposed Discretionary Capital Expenditure, it being understood and agreed that notwithstanding anything to the contrary contained in this Section 7.17, so long as there as no Default or Event of Default has occurred and is continuing, the US Borrower and its Subsidiaries shall be permitted to make up to $15,000,000 in the aggregate of Discretionary Capital Expenditures in connection with the Wyndham Myrtle Beach located in Myrtle Beach, South Carolina and the SouthPark Suites located in Charlotte, North Carolina."

III. Miscellaneous Provisions

         1. In order to induce the Lenders to enter into this Third Amendment, each Borrower hereby represents and warrants on behalf of itself and its respective Subsidiaries that (i) the representations and warranties of contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Third Amendment Effective Date, in each case both before and after giving effect to this Third Amendment.

         2. The US Borrower hereby agrees to pay each Lender which delivers an executed copy of this Third Amendment (by hard copy or facsimile) to the Administrative Agent by no later than 12:00 p.m. (New York time) on December 20, 2002, a fee (the "Amendment Fee") in an amount equal to 0.10% of such Lender's Revolving Credit Commitment (after giving effect to this Third Amendment), which Amendment Fee shall be due and payable on the first Business Day following the date on which the Super Majority Lenders shall have executed and delivered this Third Amendment.

         3. This Third Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

         4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Third Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) each Borrower and the Super Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the US Borrower has terminated Revolving Credit Commitments in an aggregate amount equal to at least $315,000,000 in accordance with Section 2.4 of the Credit Agreement.

         6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

                                      FELCOR LODGING TRUST INCORPORATED



                                      By: /s/ Andrew J. Welch
                                         ---------------------------------------
                                         Name: Andrew J. Welch
                                         Title: Senior Vice President



                                      FELCOR LODGING LIMITED PARTNERSHIP

                                      By: FelCor Lodging Trust Incorporated,
                                          its general partner


                                      By: /s/ Andrew J. Welch
                                         ---------------------------------------
                                         Name: Andrew J. Welch
                                         Title: Senior Vice President


                                     FELCOR CANADA CO.



                                      By: /s/ Andrew J. Welch
                                         ---------------------------------------
                                         Name: Andrew J. Welch
                                         Title: Senior Vice President

                                     JPMORGAN CHASE BANK (f/k/a The Chase
                                     Manhattan Bank), Individually and as
                                     Administrative Agent



                                     By: /s/ Charles E. Hoagland
                                        ----------------------------------------
                                        Name: Charles E. Hoagland
                                        Title: Vice President



                                     J.P. MORGAN BANK CANADA  (f/k/a The
                                     Chase Manhattan Bank of Canada), as
                                     Administrative Agent



                                     By: /s/ Christine Chan
                                        ----------------------------------------
                                        Name: Christine Chan
                                        Title: Vice President



                                     JPMORGAN CHASE BANK, TORONTO
                                     BRANCH (f/k/a  The Chase Manhattan
                                     Bank, Toronto Branch)



                                     By: /s/ Christine Chan
                                        ----------------------------------------
                                        Name: Christine Chan
                                        Title: Vice President




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